Exhibit 10.21

SECURITY AGREEMENT

dated as of

December 20, 2016

among

CASA SYSTEMS, INC.,

THE SUBSIDIARIES OF CASA SYSTEMS, INC.

IDENTIFIED HEREIN

and

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent

(i)

Table of Contents

(continued)

EXHIBITS

Exhibit I	-	Form of Security Agreement Supplement
Exhibit II	-	Form of Copyright Security Agreement
Exhibit III	-	Form of Patent Security Agreement
Exhibit IV	-	Form of Trademark Security Agreement
Exhibit V-1	-	Closing Date Perfection Certificate
Exhibit V-2	-	Form of Perfection Certificate

(ii)

SECURITY AGREEMENT dated as of December 20, 2016, among CASA SYSTEMS, INC. (the “Borrower”), the Subsidiaries of the Borrower party hereto from time to time and JPMORGAN CHASE BANK, N.A., as Collateral Agent for the Secured Parties.

Reference is made to (i) the Credit Agreement dated as of December 20, 2016 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each Lender (as defined in the Credit Agreement) from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and an L/C Issuer, and the other agents and parties party thereto, (ii) each Guaranty (as defined in the Credit Agreement), (iii) each Secured Hedge Agreement (as defined in the Credit Agreement) and (iv) each Secured Cash Management Agreement (as defined in the Credit Agreement).

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, the Hedge Banks have agreed to enter into and/or maintain one or more Secured Hedge Agreements on the terms and conditions set forth therein and the Cash Management Banks have agreed to provide and/or maintain Cash Management Services on the terms and conditions set forth in the applicable Secured Cash Management Agreements The obligations of the Lenders to extend such credit, the obligation of the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the obligation of the Cash Management Bank to provide and/or maintain such Cash Management Services are, in each case, conditioned upon, among other things, the execution and delivery of this Agreement by each Grantor. The Grantors are affiliates of one another, will derive substantial benefits from (i) the extensions of credit to the Borrower pursuant to the Credit Agreement, (ii) the entering into and/or maintaining by the Hedge Banks of Secured Hedge Agreements with the Borrower and/or one or more of the Restricted Subsidiaries and (iii) the providing and/or maintaining of Cash Management Services by the Cash Management Banks to the Borrower and/or one or more of its Restricted Subsidiaries, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit, the Hedge Banks to enter into and maintain such Secured Hedge Agreements and the Cash Management Banks to provide and/or maintain such Cash Management Services. Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement, including the preamble and introductory paragraphs hereto, and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement or in the Credit Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“After-Acquired Intellectual Property” has the meaning assigned to such term in Section 4.02(d).

“Agreement” means this Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Bankruptcy Event of Default” means any Event of Default under Section 8.01(f) of the Credit Agreement.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Controlled” means, with respect to any Intellectual Property right, the possession (whether by ownership or license, other than pursuant to this Agreement) by a party of the right to grant to another party an interest as provided herein under such item or right without violating the terms of any agreement or other arrangements with any third party existing before or after the Closing Date.

“Copyright License” means any written agreement, now or hereafter in effect, (1) granting to any third party any right under an Owned Copyright or any Copyright that a Grantor otherwise has the right to grant a license under, or (2) granting to any Grantor any right under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit II hereto.

“Copyrights” means: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether the holder of such rights is an author, assignee, transferee or otherwise entitled to such rights, whether registered or unregistered and whether published or unpublished; (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule 7(b) of the Perfection Certificate; and (c) all (i) rights and privileges arising under applicable Laws with respect to the use of such copyrights, (ii) reissues, renewals, continuations and extensions or restorations thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Domain Names” means all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.

“Excluded Assets” has the meaning assigned to such term in the Credit Agreement.

“General Intangibles” has the meaning provided in Article 9 of the New York UCC and shall in any event include all choses in action and causes of action and all other intangible personal property of every kind and nature now owned or hereafter acquired by any Grantor, as the case may be, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Grantor” means each of the Borrower and each Guarantor listed on the signature pages hereto or that becomes a party hereto pursuant to Section 7.14.

“Intellectual Property” means all intellectual and similar property rights of every kind and nature, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software, databases, all other proprietary information, including but not limited to Domain Names, and all embodiments or fixations thereof and related documentation, registrations, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intellectual Property Collateral” means the Collateral consisting of Owned Intellectual Property.

“License” means any Patent License, Trademark License, Copyright License, or other license or sublicense agreement to which any Grantor is a party.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Owned Copyrights” means Copyrights now Controlled by, or that hereafter become Controlled by Grantor, whether by acquisition, assignment, or an exclusive license, including those listed on Schedule 7(b) of the Perfection Certificate.

“Owned Intellectual Property” means Intellectual Property now Controlled by, or that hereafter becomes Controlled by, any Grantor, whether by acquisition, assignment, or an exclusive license including, but not limited to, all Intellectual Property listed on Schedules 7(a) and (b) of the Perfection Certificate.

“Owned Patents” means Patents now Controlled by, or that hereafter become Controlled by, any Grantor whether by acquisition, assignment, or an exclusive license, including those listed on Schedule 7(a) of the Perfection Certificate.

“Owned Trademarks” means Trademarks now Controlled by, or that hereafter become Controlled by, any Grantor, whether by acquisition, assignment, or an exclusive license, including those listed on Schedule 7(a) of the Perfection Certificate.

“Patent License” means any written agreement, now or hereafter in effect, (1) granting to any third party any right arising under an Owned Patent or any Patent that a Grantor otherwise has the right to grant a license under, or (2) granting to any Grantor any right arising under a Patent now or hereafter owned by any third party; and all rights of any Grantor under any such agreement.

“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit III hereto.

“Patents” means: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule 7(a) of the Perfection Certificate; and (b) (i) rights and privileges arising under applicable Laws with respect to the use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, reexaminations, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Perfection Certificate” means: (a) with respect to each Grantor party to this Agreement on the Closing Date, the certificate attached hereto as Exhibit V-1 and (b) with respect to each Grantor that becomes a party to this Agreement after the Closing Date, a certificate substantially in the form of Exhibit V-2 hereto, in each case, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of such Grantor; provided, however, if at any time there is more than one Perfection Certificate, the Grantors may combine all such certificates into one Perfection Certificate.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means all Pledged Equity and Pledged Debt.

“Secured Obligations” means the “Obligations” as defined in the Credit Agreement; it being acknowledged and agreed that the term “Secured Obligations” as used herein shall include each extension of credit under the Credit Agreement and all obligations of the Borrower and/or its Restricted Subsidiaries under the Secured Hedge Agreements and the Secured Cash Management Agreements, in each case, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

“Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Trademark License” means any written agreement, now or hereafter in effect, (1) granting to any third party any right to use any Owned Trademark or any Trademark that a Grantor otherwise has the right to grant a license under, or (2) granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement (not including vendor or distribution agreements that allow incidental use of intellectual property rights in connection with the sale or distribution of such products or services).

“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit IV hereto.

“Trademarks” means: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, slogans, trade styles, trade dress, logos, other source or business identifiers, designs and General Intangibles of like nature, whether registered or unregistered, now existing or hereafter adopted, acquired or assigned, the goodwill of the business symbolized thereby or associated therewith, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule 7(a) of the Perfection Certificate, but excluding any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity of enforceability of such intent-to-use trademark application under applicable federal Law, together with (b) any and all (i) rights and privileges arising under applicable Laws with respect to the use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

ARTICLE II

PLEDGE OF SECURITIES

Section 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (whether now existing or hereafter acquired):

(a) all Equity Interests of each Subsidiary directly owned by such Grantor held by it and listed on Schedule 4 of the Perfection Certificate and any other Equity Interests of Subsidiaries directly owned in the future by such Grantor and the certificates, if any, representing all such Equity Interests (the “Pledged Equity”); provided that the Pledged Equity shall not include Excluded Assets;

(b) all debt obligations from time to time owed to such Grantor and the promissory notes and instruments evidencing Indebtedness for borrowed money owned by a Grantor and listed opposite the name of such Grantor on Schedule 5 of the Perfection Certificate, and any promissory notes and instruments evidencing Indebtedness for borrowed money obtained in the future by such Grantor (collectively, the “Pledged Debt”) ; provided that the Pledged Debt shall not include Excluded Assets;

(c) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above;

(d) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and

(e) all Proceeds of, and Security Entitlements in, any of the foregoing (the items referred to in clauses (a) through (d) above being collectively referred to as the “Pledged Collateral”; provided that Pledged Collateral shall not include any Excluded Assets);

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees on the Closing Date or, if acquired after the date hereof, within forty-five (45) days after receipt thereof by such Grantor (or such longer period as the Collateral Agent may agree in its reasonable discretion) to deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated) to the extent such Pledged Securities, in the case of promissory notes and instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02.

(b) Within forty-five (45) days after receipt by a Grantor (or such longer period as the Collateral Agent may agree in its reasonable discretion), each Grantor will cause any Indebtedness for borrowed money having an aggregate principal amount that is in excess of $1,000,000 owed to such Grantor by any Person (other than a Loan Party) to be evidenced by a duly executed promissory note that, if constituting Collateral, is pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment (if appropriate) duly executed in blank by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be deemed to supplement Schedule 4 or 5 of the Perfection Certificate and made a part hereof; provided that failure to supplement any such schedule shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

Section 2.03. Representations, Warranties and Covenants. The Borrower represents, warrants and covenants, as to itself and the other Grantors, to the Collateral Agent, for the benefit of the Secured Parties, as and to the extent required by the terms of the Credit Agreement that:

(a) Schedules 4 and 5 of the Perfection Certificate (as such schedules are supplemented from time to time pursuant to Section 2.02(c)) correctly set forth, as of the later of the Closing Date and the date of the most recent supplement to the Perfection Certificate delivered pursuant to Section 2.02(c), the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and includes all Equity Interests required to be pledged and all Pledged Debt required to be pledged and delivered hereunder in order to satisfy the Collateral and Guarantee Requirement, in each case, subject to any Disposition made in compliance with the Credit Agreement;

(b) the Pledged Equity issued by a wholly-owned Restricted Subsidiary and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than Borrower or a Subsidiary of Borrower, to the Borrower’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, are fully paid and non-assessable (to the extent such concepts exist under applicable Law) and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than Borrower or a Subsidiary of Borrower, to the Borrower’s knowledge), are legal, valid and binding obligations of the issuers thereof, subject to applicable Debtor Relief Laws, general principles of equity and an implied covenant of good faith and fair dealing;

(c) each of the Grantors (i) subject to any Dispositions made in compliance with the Credit Agreement, is and will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedules 4 and 5 of the Perfection Certificate as owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) other Liens not prohibited by Section 7.01 of the Credit Agreement and (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Securities, other than (A) Liens created by the Collateral Documents, (B) Liens not prohibited by Section 7.01 of the Credit Agreement and (C) other assignments, pledges, hypothecations or transfers made in compliance with the Credit Agreement;

(d) except for (i) restrictions and limitations imposed by the Loan Documents or securities laws generally or by Liens not prohibited by Section 7.01 of the Credit Agreement and (ii) customary restrictions, encumbrances and limitations in joint venture agreements and similar arrangements, the Pledged Securities are and will continue to be freely transferable and assignable, and none of the Pledged Securities are or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that would prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Securities hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Grantors in favor of the Collateral Agent for the benefit of the Secured Parties or (ii) such as have been obtained and are in full force and effect) (except to the extent not required to be obtained, taken, given, or made or to be in full force and effect pursuant to the Collateral and Guarantee Requirement);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in the State of New York, the Collateral Agent will obtain a legal, valid and, to the extent governed by the New York UCC, first-priority perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations, subject to any Lien not prohibited by and having the ranking permitted under Section 7.01 of the Credit Agreement; and

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

Notwithstanding anything to the contrary in this Agreement, to the extent any provision of this Agreement or the Credit Agreement excludes any assets from the scope of the Pledged Collateral, or from any requirement to take any action to perfect any security interest in favor of the Collateral Agent in the Pledged Collateral, the representations, warranties and covenants made by any relevant Grantor in this Agreement with respect to the creation, perfection or priority (as applicable) of the security interest granted in favor of the Collateral Agent (including, without limitation, this Section 2.03) shall be deemed not to apply to such excluded assets.

Section 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor acknowledges and agrees that, to the extent any interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, such interest shall be represented by a certificate and such certificate shall be delivered to the Collateral Agent pursuant to Sections 2.02(a) and (c). Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled on or after the date hereof by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the UCC, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to Sections 2.02(a) and (c).

Section 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the Borrower prior written notice of its intent to exercise such rights, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent and each Grantor will promptly give to the Collateral Agent copies of any notices or other written communications received by it with respect to Pledged Securities registered in the name of such Grantor and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement and to the extent permitted by the documentation governing such Pledged Securities; provided that, notwithstanding the foregoing, if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be required to give the notice referred to above in order to exercise the rights described above.

Section 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Borrower in writing that the rights of the Grantors under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents.

(ii) The Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities, to the extent (and only to the extent) that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the Secured Parties and shall be promptly (and in any event within ten (10) Business Days or such longer period as the Collateral Agent may agree in its reasonable discretion) delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). So long as no Event of Default has occurred and is continuing, the Collateral Agent shall promptly deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities in accordance with this Section 2.06(a)(iii).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be promptly (and in any event within ten (10) Business Days or such longer period as the Collateral Agent may agree in its reasonable discretion) delivered to the Collateral Agent upon written demand in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 in the absence of any such Event of Default and that remain in such account, and such Grantor’s right to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities pursuant to Section 2.06(a) shall be automatically reinstated.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights at the discretion of the Collateral Agent. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06 shall be automatically reinstated.

(d) Any notice given by the Collateral Agent to the Borrower suspending the rights of the Grantors under paragraph (a) of this Section 2.06(i) shall be given in writing five (5) Business Days in advance of any such suspension, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing. Notwithstanding anything to the contrary contained in Sections 2.06(a), (b) or (c), if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be required to give any notice referred to in said Section in order to exercise any of its rights described in such Sections, and the suspension of the rights of each of the Grantors under each such Section shall be automatic upon the occurrence of such Bankruptcy Event of Default.

Section 2.07. Collateral Agent Not a Partner or Limited Liability Company Member. Nothing contained in this Agreement shall be construed to make the Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership and neither the Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of Pledged Equity consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Party, any Grantor and/or any other Person.

ARTICLE III

SECURITY INTERESTS IN PERSONAL PROPERTY

Section 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all of such Grantor’s right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Documents;

(iv) all Equipment;

(v) all General Intangibles;

(vi) all Instruments;

(vii) all Inventory;

(viii) all Intellectual Property Collateral;

(ix) all Investment Property;

(x) all books and records pertaining to the Article 9 Collateral; (xi) all Goods and Fixtures;

(xii) all Letter-of-Credit Rights;

(xiii) all Commercial Tort Claims described on Schedule 8 of the Perfection Certificate;

(xiv) all Money, cash, cash equivalents, Deposit Accounts and the Cash Collateral Account (and all cash, securities and other investments deposited therein);

(xv) all Supporting Obligations;

(xvi) all Security Entitlements in any or all of the foregoing; and

(xvii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, notwithstanding anything to the contrary in this Agreement, Article 9 Collateral shall not include any, and no Security Interest shall be granted in any, Excluded Assets.

(b) Subject to Section 3.03(h), each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements or continuation statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets or all personal property of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement, continuation statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number (if any) issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon reasonable request.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) Each Grantor hereby further authorizes the Collateral Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), as applicable, including the Trademark Security Agreement, Copyright Security Agreement, and Patent Security Agreement or other documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such Grantor hereunder, without the signature of such Grantor, and naming such Grantor, as debtor, and the Collateral Agent, as secured party.

Section 3.02. Representations and Warranties. The Borrower represents and warrants, as to itself and the other Grantors, to the Collateral Agent, for the benefit of the Secured Parties, as and to the extent required by the Credit Agreement that:

(a) Subject to Liens not prohibited by Section 7.01 of the Credit Agreement, each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Perfection Certificate has been duly executed and delivered to the Collateral Agent and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material respects as of the Closing Date. The UCC financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 3 of the Perfection Certificate (as supplemented from time to time or specified by notice from the applicable Grantor to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof), and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration with respect to such Collateral is necessary in any such jurisdiction, except as provided under applicable Laws with respect to the filing of continuation statements and amendments. Each Grantor represents and warrants that, as of the Closing Date, fully executed agreements in the form of Exhibit II, Exhibit III and Exhibit IV hereof and containing a description of all Intellectual Property Collateral with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights, in each case, including Licenses under which any such Grantor is an exclusive licensess, have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable.

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) pursuant to the UCC and (iii) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of fully executed agreements in the form of Exhibit II, Exhibit III and Exhibit IV hereof with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than any Lien that is not prohibited by and having the ranking permitted under Section 7.01 of the Credit Agreement.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens not prohibited by Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the UCC or any other applicable Laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each of clauses (i), (ii) and (iii) above, for Liens not prohibited by and having the ranking permitted under Section 7.01 of the Credit Agreement.

(e) All Commercial Tort Claims of each Grantor where the amount of the damages claimed by such Grantor equals or exceeds $1,000,000 in existence on the date of this Agreement (or on the date upon which such Grantor becomes a party to this Agreement) are described on Schedule 8 of the Perfection Certificate, as supplemented pursuant to Section 3.04(c).

Section 3.03. Covenants. (a) The Borrower agrees to promptly notify the Collateral Agent in writing of any change (i) in the legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the jurisdiction of organization of any Grantor, (iv) in the organizational identification number of any Grantor (if any), but solely to the extent such organizational identification number is required to be set forth on financing statements under the applicable UCC or (v) the chief executive office of any Grantor and, upon request by the Collateral Agent, take all actions necessary to continue the perfection of the security interest created hereunder following any such change with the same priority as immediately prior to such change. The Borrower agrees promptly to provide the Collateral Agent after notification of any such change with certified Organization Documents reflecting any of the changes described in the first sentence of this paragraph.

(b) Subject to Section 3.03(h), each Grantor shall, at its own expense, upon the reasonable request of the Collateral Agent, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral (including without limitation the Pledged Securities) against all Persons claiming an interest therein that is adverse (or otherwise prohibited by the Credit Agreement) to the interests hereunder of the Collateral Agent or any other Secured Party, except with respect to Article 9 Collateral that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of the business and Liens not prohibited by Section 7.01 of the Credit Agreement, and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral (including without limitation the Pledged Securities) and the priority thereof against any Lien prohibited by Section 7.01 of the Credit Agreement; provided that, nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is permitted by the Credit Agreement.

(c) Each year, at the time of delivery of a Compliance Certificate pursuant to Section 6.02(a) of the Credit Agreement, in connection with the delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01 of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Responsible Officer of the Borrower setting forth the information required pursuant to Schedules 1(a), 1(c), 1(e), 1(f), 2(b), 7(a) and 7(b) of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c).

(d) Subject to Section 3.03(h) and any other express limitation in this Agreement, the Borrower agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral (other than by a Loan Party) that exceeds $1,000,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly (and in any event within forty-five (45) days of its acquisition or such longer period as the Collateral Agent may agree in its reasonable discretion) pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and prohibited by Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within ten (10) Business Days after written demand for any reasonable payment made or any reasonable out-of-pocket and documented expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, the Grantors shall not be obligated to reimburse the Collateral Agent with respect to any Intellectual Property that any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain in accordance with Section 4.02(f). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person the value of which exceeds $1,000,000 to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the applicable Secured Parties, unless any such security interest constitutes an Excluded Asset. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g) [Reserved].

(h) Notwithstanding anything in any Loan Document to the contrary, none of the Grantors shall be required, nor is the Collateral Agent authorized: (i) to perfect the Security Interests granted by this Agreement (including Security Interests in investment property and fixtures) by any means other than by: (A) filings pursuant to the UCC in the office of the secretary of state (or similar central filing office) of the relevant State(s), and filings in the applicable real estate records with respect to any fixtures relating to Material Real Property, (B) filings in United States government offices with respect to Intellectual Property Collateral of any Grantor as expressly required elsewhere herein, (C) delivery to the Collateral Agent to be held in its possession of all Collateral consisting of certificated securities or instruments as expressly required elsewhere herein or (D) other methods expressly provided herein, (ii) to perfect the security interest granted hereunder in any Letter-of-Credit Rights other than pursuant to the filings referred to in clause (i)(A) above, (iii) to perfect the security interest granted hereunder in motor vehicles, aircraft and other assets subject to certificates of title, (iv) other than in respect of Pledged Collateral constituting certificated securities, to perfect the security interests hereunder through “control” (including for the avoidance of doubt, to enter into any deposit account control agreement, securities account control agreement or any other control agreement with respect to any deposit account, securities account or any other Collateral that requires perfection by “control” other than the Cash Collateral Account), (v) to complete any filings or other action with respect to the perfection of the security interests, including of any Intellectual Property, created hereby in any jurisdiction outside of the United States or any State thereof, (vi) with respect to any Collateral, to perfect by possession of promissory notes or any other instruments evidencing an amount not in excess of $1,000,000, (vii) to deliver any certificated securities except as expressly provided in Article II and (viii) to take any actions in any non-U.S. jurisdiction or required by the laws of any non-

U.S. jurisdiction to create any security interests in assets located or titled outside of the U.S. or to perfect any security interest in such assets, including any Intellectual Property registered in any non-U.S. jurisdiction (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction).

Section 3.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Collateral and evidencing an amount in excess of $1,000,000, such Grantor shall, within forty-five (45) days (or such longer period as the Collateral Agent may agree in its discretion), promptly endorse, assign and deliver the same to the Collateral Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article II: (i) if any Grantor shall at any time hold or acquire any certificated securities constituting Collateral, such Grantor shall, within forty-five (45) days (or such longer period as the Collateral Agent may agree in its discretion), endorse, assign and deliver the same to the Collateral Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request, (ii) if any securities constituting Collateral now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, upon the Collateral Agent’s request following the occurrence and during the continuation of an Event of Default such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s reasonable request following the occurrence and during the continuation of an Event of Default, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (A) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (B) arrange for the Collateral Agent to become the registered owner of the securities, and (iii) if any securities constituting Collateral, whether certificated or uncertificated, or other investment property constituting Collateral are held by any Grantor or its nominee through a securities intermediary or commodity intermediary, upon the Collateral Agent’s request following the occurrence and during the continuation of an Event of Default, such Grantor shall immediately notify the Collateral Agent thereof and at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent shall either (A) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (B) in the case of financial assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. Notwithstanding the foregoing, the Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing.

(c) Commercial Tort Claims. If any Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Claim constituting Collateral where the amount of damages claimed equals or exceeds $1,000,000 and for which a complaint in a court of competent jurisdiction has been filed, such Grantor shall within forty-five (45) days (or such longer period as the Collateral Agent may agree in its reasonable discretion) notify the Collateral Agent thereof in a writing signed by such Grantor and provide supplements to Schedule 8 of the Perfection Certificate describing the details thereof and shall grant to the Collateral Agent a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

ARTICLE IV

CERTAIN PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

Section 4.01. Grant of License to Use Intellectual Property.

Without limiting the provisions of Section 3.01 hereof or any other rights of the Collateral Agent as the holder of a Security Interest in any Intellectual Property Collateral, for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor shall, upon request by the Collateral Agent, grant to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors and exercisable only after the occurrence and during the continuation of an Event of Default) to use, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that any such license and any such license granted by the Collateral Agent to a third party shall include reasonable and customary terms and conditions necessary to preserve the existence, validity and value of the affected Intellectual Property Collateral, including provisions requiring the continuing confidential handling of trade secrets, requiring the use of appropriate notices and prohibiting the use of false notices, quality control and inurement provisions with regard to Trademarks, patent designation provisions with regard to Patents, copyright notices and restrictions on decompilation and reverse engineering of copyrighted software (it being understood and agreed that, without limiting any other rights and remedies of the Collateral Agent under this Agreement, any other Loan Document or applicable Law, nothing in the foregoing license grant shall be construed as granting the Collateral Agent rights in and to such Intellectual Property Collateral above and beyond (x) the rights to such Intellectual Property Collateral that each Grantor has reserved for itself and (y) in the case of Intellectual Property Collateral that is licensed to any such Grantor by a third party, the extent to which such Grantor has the right to grant a sublicense to such Intellectual Property Collateral hereunder).

The use of such license by the Collateral Agent may only be exercised, at the option of the Collateral Agent, during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall immediately terminate at such time as the Collateral Agent is no longer lawfully entitled to exercise its rights and remedies under this Agreement. Nothing in this Section 4.01 grants, or shall require a Grantor to grant, any license that is prohibited by applicable Law, or is prohibited by, or constitutes a breach or default under or results in the termination of any existing or future contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor. Without limiting the foregoing, and notwithstanding the existence of any Event of Default, any license rights granted under the Intellectual Property Collateral hereunder are and shall be subject to all other license rights, existing or future, that are or will be granted by any Grantor to a third party. In the event the license set forth in this Section 4.01 is exercised with regard to any Trademarks, then the following shall apply: (i) all goodwill arising from any licensed or sublicensed use of any Trademark shall inure to the benefit of the Grantor; (ii) the licensed or sublicensed Trademarks shall only be used in association with goods or services of a quality and nature consistent with the quality and reputation with which such Trademarks were associated when used by Grantor prior to the exercise of the license rights set forth herein; and (iii) at the Grantor’s request and expense, licensees and sublicensees shall provide reasonable cooperation in any effort by the Grantor to maintain the registration or otherwise secure the ongoing validity and effectiveness of such licensed Trademarks, including, without limitation the actions and conduct described in Section 4.02 below.

Section 4.02. Protection of Collateral Agent’s Security.

(a) Except to the extent permitted by Section 4.02(f) below, or to the extent that failure to act, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority located in the United States, to (i) maintain the validity and enforceability of any registered Intellectual

Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(b) Except to the extent permitted by Section 4.02(f) below, or to the extent that failure to act, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

(c) Except to the extent permitted by Section 4.02(f) below, or to the extent that action or failure to act could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse, be terminated, or become invalid or unenforceable or placed in the public domain.

(d) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property Collateral after the Closing Date (the “After-Acquired Intellectual Property”), (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto.

(e) [Reserved].

(f) Notwithstanding the foregoing provisions of this Section 4.02 or elsewhere in this Agreement, nothing in this Agreement shall prevent any Grantor from abandoning or discontinuing the use or maintenance of any of its Intellectual Property Collateral or placing in the public domain, or from failing to take action to enforce license agreements or pursue actions against infringers, if such Grantor determines in its reasonable business judgment that such abandonment, discontinuance, or failure to take action is desirable in the conduct of its business and Grantor shall not be required to take any action hereunder (including notice to the Collateral Agent of any such Intellectual Property Collateral or such action or inaction).

Section 4.03. After-Acquired Property. Promptly following delivery of the annual update described in Section 3.03(c), each Grantor shall sign and deliver to the Collateral Agent an appropriate Security Agreement Supplement and related grant of security interest with respect all of its applicable Owned Intellectual Property as of the last day of such period, to the extent that such Intellectual Property Collateral is not covered by any previous Security Agreement Supplement and related grant of security interests so signed and delivered by it. In each case, it will promptly cooperate as reasonably necessary to enable the Collateral Agent to make any necessary or reasonably desirable recordations with the United States Copyright Office or the United States Patent and Trademark Office, as appropriate.

ARTICLE V

REMEDIES

Section 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Secured Obligations, as applicable, under the UCC or other applicable Law, and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent, promptly assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such exercise; (iv) withdraw any and all cash or other Collateral from the Cash Collateral Account and to apply such cash and other Collateral to the payment of any and all Secured Obligations in the manner provided in Section 5.02 of this Agreement; (v) subject to the mandatory requirements of applicable Laws and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate; and (vi) with respect to any Intellectual Property Collateral, on written demand, cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Intellectual Property Collateral (provided that no such demand may be made unless an Event of Default has occurred and has continued for thirty (30) days) by the applicable Grantors to the Collateral Agent, or license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Intellectual Property Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine; provided, however, that such terms shall be subject to the provisions of Section 4.01 of this Agreement. The Collateral Agent shall be authorized at any sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of such securities to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable Law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors and the Borrower ten (10) days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full (in which case the applicable Grantors shall be entitled to the proceeds of any such sale pursuant to Section 5.02 hereof). As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Section 5.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with the provisions of Section 8.03 of the Credit Agreement. The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations.

ARTICLE VI

[RESERVED]

ARTICLE VII

MISCELLANEOUS

Section 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Grantor (other than the Borrower) shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

Section 7.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, any L/C Issuer or any Lender in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege, or any abandonment or discontinuance of steps to enforce such a right, remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Collateral Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any other rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

Section 7.03. Collateral Agent’s Fees and Expenses; Indemnification. The terms of Section 10.04 and Section 10.05 of the Credit Agreement with respect to costs and expenses, indemnification, payments and survival are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms (and for the avoidance of doubt, for purposes of this Agreement, such provisions extend to, without limitation, the custody, preservation, use or operation of, or the sale of, collection from, or other realization of or enforcement with respect to, the Collateral).

Section 7.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party (including any successor or assignee of the Borrower, which successor or assignee shall execute and deliver a joinder to this Agreement in form reasonably satisfactory to the Collateral Agent upon the reasonable request of the Collateral Agent) and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

Section 7.05. Survival of Agreement. Without limitation of any provision of the Credit Agreement or Section 7.03 hereof, all covenants, agreements, representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by each Agent and the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Agent or Lender or on its behalf and notwithstanding that the Collateral Agent, any L/C Issuer or any Lender may have had notice or knowledge of any Default at the time any credit is extended under any Loan Document, and shall continue in full force and effect until this Agreement is terminated as provided in Section 7.13 hereof, or with respect to any individual Grantor until such Grantor is otherwise released from its obligations under this Agreement in accordance with the terms hereof.

Section 7.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier, “.pdf”, or “.tif” or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns. The Collateral Agent may also require that any such documents and signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier, “.pdf”, “.tif” or other electronic imaging means. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, restated, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 7.07. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.08. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, after obtaining the prior written consent of the Collateral Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Grantor against any and all of the Secured Obligations, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations of such Grantor may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Collateral Agent for further application in accordance with the provisions of Section 2.19 of the Credit Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Collateral Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Collateral Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of set-off) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Collateral Agent promptly after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

Section 7.09. Governing Law; Jurisdiction; Consent to Service of Process.

A. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

B. EACH OF THE LOAN PARTIES AND THE COLLATERAL AGENT FOR ITSELF AND ON BEHALF OF THE SECURED PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

C. EACH OF THE LOAN PARTIES AND THE COLLATERAL AGENT FOR ITSELF AND ON BEHALF OF THE SECURED PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

D. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.01. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY

HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 7.12. Security Interest Absolute. To the extent permitted by applicable Law, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, the Secured Hedge Agreements, the Secured Cash Management Agreements or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, the Secured Hedge Agreements, the Secured Cash Management Agreements or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination of a Grantor’s obligations hereunder in accordance with the terms of Section 7.13, but without prejudice to reinstatement rights under Section 2.04 of the Guaranty, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 7.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations upon termination of the Aggregate Commitments, payment in full of all outstanding Secured Obligations (other than (x) obligations under Secured Hedge Agreements, (y) obligations under Secured Cash Management Agreements and (z) contingent indemnification obligations not yet accrued and payable) and the expiration or termination of all Letters of Credit (other than outstanding Letters of Credit that have been Cash Collateralized).

(b) The Security Interest in any Collateral shall be automatically released in the circumstances set forth in Section 9.11(b) of the Credit Agreement or upon any release of the Lien on such Collateral in accordance with Section 9.11(c) of the Credit Agreement.

(c) A Grantor (other than the Borrower) shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released in the circumstances set forth in Section 9.11(d) of the Credit Agreement.

(d) The Borrower shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of the Borrower shall be automatically released upon delivery to the Collateral Agent of a joinder in the form contemplated by Section 7.04 of the Credit Agreement by any successor or assign of the Borrower.

(e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d), the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all documents (including relevant certificates, securities and other instruments) that such Grantor shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by such Grantor to effect such release, including delivery of certificates, securities and instruments. Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or warranty by the Collateral Agent.

(f) At any time that the respective Grantor desires that the Collateral Agent take any of the actions described in the immediately preceding paragraph (e), it shall, upon request of the Collateral Agent, deliver to the Collateral Agent an officer’s certificate certifying that the release of the respective Collateral is permitted pursuant to paragraph (a), (b), (c) or (d). The Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted (or which the Collateral Agent in good faith believes to be permitted) by this Section 7.13.

(g) Notwithstanding anything to the contrary set forth in this Agreement, each Cash Management Bank and each Hedge Bank by the acceptance of the benefits under this Agreement hereby acknowledge and agree that (i) the obligations of the Borrower or any Subsidiary under any Secured Hedge Agreement and the Cash Management Obligations shall be secured pursuant to this Agreement only to the extent that, and for so long as, the other Secured Obligations are so secured and (ii) any release of Collateral effected in the manner permitted by this Agreement shall not require the consent of any Hedge Bank or Cash Management Bank.

Section 7.14. Additional Restricted Subsidiaries. Pursuant to Section 6.11 of the Credit Agreement, certain Restricted Subsidiaries of the Loan Parties that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Grantors upon becoming Restricted Subsidiaries. In addition, certain Restricted Subsidiaries of the Loan Parties that are not required under the Credit Agreement to enter in this Agreement as Grantors may elect to do so at their option. Upon execution and delivery by the Collateral Agent and a Restricted Subsidiary of a Security Agreement Supplement, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 7.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the true and lawful attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and (unless a Bankruptcy Event of Default has occurred and is continuing, in which case no such notice shall be required) upon and after delivery of notice by the Collateral Agent to the Borrower of its intent to exercise such rights, subject in each case to Section 5.01 of this Agreement, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent or the Cash Collateral Account and adjust, settle or compromise the amount of payment of any Account; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

Section 7.16. General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

Section 7.17. Collateral Agent’s Duties. To the extent permitted by law, the Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. None of the Collateral Agent, any other Secured Party or any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the Collateral Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct or that of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

Section 7.18. Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of Fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral.

Section 7.19. Recourse; Limited Obligations. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the Loan Documents, the Secured Hedge Agreements, the Secured Cash Management Agreements and otherwise in writing in connection herewith or therewith. It is the desire and intent of each Grantor and the Secured Parties that this Agreement shall be enforced against each Grantor to the fullest extent permissible under the applicable Laws applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, and in furtherance of the foregoing, it is noted that the obligations of each Grantor that is a Guarantor have been limited as expressly provided in the Guaranty and are limited hereunder as and to the same extent provided therein.

*    *    *

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CASA SYSTEMS, INC.

By:	/s/ Jerry Guo
Name: Jerry Guo
Title: President & CEO

[Signature Page to Security Agreement]

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:	/s/ Justin Kelley
Name: Justin Kelley
Title: Executive Director

[Signature Page to Security Agreement]

Exhibit I to

the Security Agreement

SUPPLEMENT NO.      dated as of [●], to the Security Agreement dated as of December [●], 2016, among CASA SYSTEMS, INC. (the “Borrower”), the Subsidiaries of the Borrower identified therein and JPMORGAN CHASE BANK, N.A., as Collateral Agent.

A. Reference is made to (i) the Credit Agreement dated as of December 20, 2016 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and an L/C Issuer and the other agents and parties party thereto, (ii) the Guaranty (as defined in the Credit Agreement), (iii) each Secured Hedge Agreement (as defined in the Credit Agreement) and (vi) each Secured Cash Management Agreement (as defined in the Credit agreement).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement, as applicable.

C. The Grantors have entered into the Security Agreement in order to induce (x) the Lenders to make Loans and the L/C Issuers to issue Letters of Credit, (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (z) the Cash Management Banks to provide Cash Management Services. Section 7.14 of the Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument substantially in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

Section 1. In accordance with Section 7.14 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary as if originally named therein as a Grantor. The Security Agreement is hereby incorporated herein by reference.

Section 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that (i) it has the power and authority to enter into this Supplement and (ii) this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, general principles of equity and an implied covenant of good faith and fair dealing.

Section 3. This Supplement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery by telecopier, “.pdf” or “.tif” or other electronic imaging means of an executed counterpart of a

Exhibit I to

the Security Agreement

signature page to this Supplement shall be effective as delivery of an original executed counterpart of this Supplement. This Supplement shall become effective as to any New Subsidiary when a counterpart hereof executed on behalf of such New Subsidiary shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such New Subsidiary and the Collateral Agent and their respective permitted successors and assigns. The Collateral Agent may also require that any such documents and signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier, “.pdf”, “.tif” or other electronic imaging means.

Section 4. The New Subsidiary hereby represents and warrants that a Perfection Certificate as to the New Subsidiary has been duly executed and delivered to the Collateral Agent and the information set forth therein, including the legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office, is correct in all material respects as of the date hereof.

Section 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

Section 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement.

Section 9. The New Subsidiary agrees to reimburse the Collateral Agent, on the same terms and to the same extent as provided for in section 7.03 of the Security Agreement, for its reasonable out-of-pocket expenses in connection with this Supplement.

*            *             *

Exhibit I to

the Security Agreement

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

Exhibit II to

the Security Agreement

[FORM OF]

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT, dated as of [                     ], 20[    ], made by [                    ], a [                    ] (the “Grantor”), in favor of JPMORGAN CHASE BANK, N.A., as Collateral Agent (as defined in the Credit Agreement referred to below).

Reference is made to the Credit Agreement dated as of December 20, 2016 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Casa Systems, Inc., each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and an L/C Issuer and the other agents and parties party thereto.

WHEREAS, the Grantor is party to a Security Agreement, dated as of December [●], 2016 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders to extend credit under the Credit Agreement, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not defined have the meaning given to them in the Security Agreement, or if not defined therein, in the Credit Agreement.

SECTION 2. Grant of Security Interest in Copyrights. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all of such Grantor’s right, title or interest in or to any and all of the Owned Copyrights, including those listed on Schedule I hereto, and all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to the Owned Copyrights, now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest.

SECTION 3. Security Agreement. The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Collateral Agent and the Grantor hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the Security Interest in the Owned Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Counterparts. This Copyright Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery by telecopier, “.pdf”, “.tif” or other electronic imaging means of an executed counterpart of a signature page to this Copyright Security Agreement shall be effective as delivery of an original executed counterpart of this Copyright Security Agreement. This Copyright Security Agreement shall become effective as to the Grantor when a counterpart hereof executed on behalf of the Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Grantor and the Collateral Agent and their respective permitted successors and assigns. The Collateral Agent may also require that any such documents and signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier, “.pdf”, “.tif” or other electronic imaging means.

Exhibit II to

the Security Agreement

SECTION 5. Recordation. The Grantor authorizes and requests that the Register of Copyrights and any other applicable government officer record this Agreement.

SECTION 6. Governing Law. This Copyright Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature page follows]

Exhibit II to

the Security Agreement

IN WITNESS WHEREOF, the Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[ ],
as Grantor

By:
Name:
Title:

Exhibit II to

the Security Agreement

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

Exhibit II to

the Security Agreement

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

UNITED STATES COPYRIGHTS:

UNITED STATES COPYRIGHTS:

U.S. Copyright Registrations

Title	Author	Reg. No.	Date Registered

Pending U.S. Copyright Applications for Registration

Title	Author	Date Submitted

Exclusive Copyright Licenses

Exhibit III to

the Security Agreement

[FORM OF]

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT, dated as of [                     ], 20[    ], made by [                    ], a [                    ] (the “Grantor”), in favor of JPMORGAN CHASE BANK, N.A., as Collateral Agent (as defined in the Credit Agreement referred to below).

Reference is made to the Credit Agreement dated as of December 20, 2016 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Casa Systems, Inc., each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and an L/C Issuer and the other agents and parties party thereto.

WHEREAS, the Grantor is party to a Security Agreement, dated as of December [●], 2016 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders to extend credit under the Credit Agreement, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not defined have the meaning given to them in the Security Agreement, or if not defined therein, in the Credit Agreement.

SECTION 2. Grant of Security Interest in Patents. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all of such Grantor’s right, title or interest in or to any and all of the Owned Patents, including those listed on Schedule I hereto, and all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to the Owned Patents, now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest.

SECTION 3. Security Agreement. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Collateral Agent and the Grantor hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the Security Interest in the Owned Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Counterparts. This Patent Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery by telecopier, “.pdf”, “.tif” or other electronic imaging means of an executed counterpart of a signature page to this Patent Security Agreement shall be effective as delivery of an original executed counterpart of this Patent Security Agreement. This Patent Security Agreement shall become effective as to the Grantor when a counterpart hereof executed on behalf of the Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Grantor and the Collateral Agent and their respective permitted successors and assigns. The Collateral Agent may also require that any such documents and signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier, “.pdf”, “.tif” or other electronic imaging means.

Exhibit III to

the Security Agreement

SECTION 5. Recordation. The Grantor authorizes and requests that the Commissioner for Patents and any other applicable government officer record this Agreement.

SECTION 6. Governing Law. This Patent Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature page follows]

Exhibit III to

the Security Agreement

IN WITNESS WHEREOF, the Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[ ], as Grantor

By:
Name:
Title:

Exhibit III to

the Security Agreement

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

Exhibit III to

the Security Agreement

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND PATENT APPLICATIONS

UNITED STATES PATENTS:

U.S. Patent Registrations

Owner	Title	Patent No.	Issue Date

U.S. Patent Applications

Owner	Title	App. No.	Filing Date

Exclusive Patent Licenses

Exhibit IV to

the Security Agreement

[FORM OF]

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of [                     ], 20[    ], made by [                    ], a [                    ] (the “Grantor”), in favor of JPMORGAN CHASE BANK, N.A., as Collateral Agent (as defined in the Credit Agreement referred to below).

Reference is made to the Credit Agreement dated as of December 20, 2016 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Casa Systems, Inc., each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and an L/C Issuer and the other agents and parties party thereto.

WHEREAS, the Grantor is party to a Security Agreement, dated as of December [●], 2016 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce the Lenders to extend credit under the Credit Agreement, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not defined have the meaning given to them in the Security Agreement, or if not defined therein, in the Credit Agreement.

SECTION 2. Grant of Security Interest in Trademarks. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all of such Grantor’s right, title or interest in or to any and all of the Owned Trademarks, including those listed on Schedule I hereto, and all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to the Owned Trademarks, now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest.

SECTION 3. Security Agreement. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Collateral Agent and the Grantor hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the Security Interest in the Owned Trademark made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Counterparts. This Trademark Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery by telecopier, “.pdf”, “.tif” or other electronic imaging means of an executed counterpart of a signature page to this Trademark Security Agreement shall be effective as delivery of an original executed counterpart of this Trademark Security Agreement. This Trademark Security Agreement shall become effective as to the Grantor when a counterpart hereof executed on behalf of the Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Grantor and the Collateral Agent and their respective permitted successors and assigns. The Collateral Agent may also require that any such documents and signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier, “.pdf”, “.tif” or other electronic imaging means.

Exhibit IV to

the Security Agreement

SECTION 5. Recordation. The Grantor authorizes and requests that the Commissioner for Trademarks and any other applicable government officer record this Agreement.

SECTION 6. Governing Law. This Trademark Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature page follows]

Exhibit IV to

the Security Agreement

IN WITNESS WHEREOF, the Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[ ],
as Grantor

By:
Name:
Title:

Exhibit IV to

the Security Agreement

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

Exhibit IV to

the Security Agreement

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

UNITED STATES TRADEMARKS:

U.S. Trademark Registrations

Owner	Mark	Reg. No.	Reg. Date

U.S. Trademark Applications

Owner	Mark	App. No.	App. Date

Exclusive Trademark Licenses

Exhibit V-1 to

the Security Agreement

CLOSING DATE PERFECTION CERTIFICATE

[See attached]

CLOSING DATE PERFECTION CERTIFICATE

Reference is made to the Credit Agreement dated as of December 20, 2016 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Casa Systems, Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement) from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent and an L/C Issuer, and the other agents and parties party thereto. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Security Agreement referred to therein, as applicable.

The undersigned, a Responsible Officer of the Borrower, in his/her capacity as an officer of the Borrower and not in his/her individual capacity, hereby certifies to the Administrative Agent and each other Secured Party as follows:

1. Names. (a) The exact legal name of each Loan Party, as such name appears in its respective certificate or articles of incorporation or formation, is as follows:

Loan Party
Casa Systems, Inc.

(b) Set forth below is each other legal name each Loan Party has had in the past five years, together with the date of the relevant change:

None.

(c) Except as set forth in Schedule 1 hereto, to the Borrower’s knowledge, no Loan Party has changed its identity or corporate structure within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation to the extent such information is available to the Borrower.

(d) To the Borrower’s knowledge, the following is a list of all other names (including trade names or similar appellations) used by each Loan Party or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

1.	The Borrower and each subsidiary collectively use the name “Casa Systems” for branding and marketing purposes.

(e) Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Loan Party that is a registered organization:

Loan Party	Organizational Identification Number
Casa Systems, Inc.	3630717

(f) Set forth below is the Federal Taxpayer Identification Number, if any, of each Loan Party:

Loan Party	Federal Taxpayer Identification Number
Casa Systems, Inc.	75-3108867

2. Current Locations. (a) The chief executive office of each Loan Party is located at the address set forth opposite its name below:

2

Loan Party	Mailing Address	County	State
Casa Systems, Inc.	100 Old River Road Andover, MA 01810	Essex County	MA

(b) The jurisdiction of formation of each Loan Party that is a registered organization is set forth opposite its name below:

Loan Party	Jurisdiction
Casa Systems, Inc.	Delaware

(c) Set forth below is a list of all Material Real Property owned by each Loan Party:

None.

3. Schedule of Filings. Attached hereto as Schedule 3 is a schedule setting forth the proper UCC filing office in the jurisdiction in which each Loan Party is located and, to the extent any of the Collateral is comprised of fixtures attached to Material Real Property, in the proper local jurisdiction, in each case as set forth with respect to such Loan Party in Section 2 hereof.

4. Stock Ownership and other Equity Interests. Attached hereto as Schedule 4 is a true and correct list of all the issued and outstanding Equity Interests of each Subsidiary and the record and beneficial owners of such Equity Interests.

5. Debt Instruments. Attached hereto as Schedule 5 is a true and correct list of all promissory notes and other evidence of Indebtedness held by the Borrower and each other Loan Party having a principal amount in excess of $1,000,000 that are required to be pledged under the Security Agreement, including all intercompany notes between Loan Parties.

6. Mortgage Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to each Material Real Property, (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current mortgagor/grantor of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

7. Intellectual Property. (a) Attached hereto as Schedule 7(a) as prepared for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Loan Party’s: (i) Patents and Patent Applications, including the name of the registered owner, type, registration or application number and the expiration date (if already registered) of each Patent and Patent Application owned by any Loan Party; and (ii) Trademarks and Trademark Applications, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each Trademark and Trademark Application owned by any Loan Party.

(b) Attached hereto as Schedule 7(b) as prepared for filing with the United States Copyright Office is a schedule setting forth all of each Loan Party’s Copyrights and Copyright Applications, including the name of the registered owner, title, the registration number or application number and the publication year (if already registered) of each Copyright and Copyright Application owned by any Loan Party.

8. Commercial Tort Claims. Set forth as Schedule 8 is a schedule setting forth all commercial tort claims equal to or in excess of $1,000,000 held by any Loan Party, including a brief description thereof.

[Remainder of page intentionally left blank.]

3

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on the date first set forth above.

CASA SYSTEMS, INC.

By:
Name:	Jerry Guo
Title:	President & CEO

[Signature Page to Perfection Certificate]

SCHEDULE 1

TO PERFECTION CERTIFICATE

Changes in Corporate Identity/Structure

None.

SCHEDULE 3

TO PERFECTION CERTIFICATE

Schedule of Filings

Loan Party	Filing Office
Casa Systems, Inc.	Delaware Secretary of State

SCHEDULE 4

TO PERFECTION CERTIFICATE

Stock Ownership and other Equity Interests

Issuer	Jurisdiction of Organization	Owner of Outstanding Equity Interests	Percentage of Outstanding Equity Interests Held, Directly or Indirectly, by the Owner	% of Total Issued Interests Pledged
Casa Systems Securities Corporation*	Massachusetts	Casa Systems, Inc.	100%	100%
Casa Properties LLC*	Delaware	Casa Systems, Inc.	100%	100%
Guangzhou Casa Communications Ltd.*	People’s Republic of China	Casa Systems, Inc.	100%	65%
Casa Systems B.V.*	Netherlands	Casa Systems, Inc.	100%	65%
Casa Systems Canada Ltd.*	Canada	Casa Systems, Inc.	100%	65%
Casa Systems SAS*	France	Casa Systems, Inc.	100%	65%
Casa Communications Ltd.	Ireland	Casa Systems B.V.	100%	0%

*	Issued Equity Interest being pledged as of the Closing Date in accordance with the Collateral and Guarantee Requirement.

SCHEDULE 5

TO PERFECTION CERTIFICATE

Debt Instruments

None.

SCHEDULE 6

TO PERFECTION CERTIFICATE

Mortgage Filings

None.

SCHEDULE 7(a)

TO PERFECTION CERTIFICATE

Intellectual Property – Patents and Trademarks

UNITED STATES PATENTS AND APPLICATIONS:

Registrations:

Patent No./ Publication No./ Application No.	Issue Date/ Pub. Date/ App. Date	Title	Current Owner	Status
8885781 13670000	11-NOV-2014 06-NOV-2012	SYSTEM AND METHOD FOR DETECTING BURST NOISE DURING QUADRATURE AMPLITUDE MODULATION COMMUNICATIONS	CASA SYSTEMS, INC.	ISSUED

8670481 13445258	11-MAR- 2014 12-APR-2012	System and method for dynamic profile management in cable modem systems	CASA SYSTEMS, INC.	ISSUED

8565266 13526284	22-OCT-2013 18-JUN-2012	Intelligent node for improving signal quality in a cable modem network	CASA SYSTEMS, INC.	ISSUED

8306166 13351699	06-NOV-2012 17-JAN-2012	System and Method for Detecting Burst Noise During Quadrature Amplitude Modulation Communications	CASA SYSTEMS, INC.	ISSUED

Applications:

None.

UNITED STATES TRADEMARKS AND APPLICATIONS:

Mark	App. No./ App. Date	Reg. No./ Reg. Date	Current Owner	Status
CASA SYSTEMS	App 85467744	Reg 4167895	CASA SYSTEMS, INC.	Registered
	App 08-NOV-2011	Reg 03-JUL-2012

SCHEDULE 7(b)

TO PERFECTION CERTIFICATE

Intellectual Property – Copyrights

UNITED STATES COPYRIGHTS AND APPLICATIONS:

None.

SCHEDULE 8

TO PERFECTION CERTIFICATE

Commercial Tort Claims

None.

Exhibit V-2 to

the Security Agreement

FORM OF PERFECTION CERTIFICATE

[See attached]

Exhibit V-2 to

the Security Agreement

FORM OF PERFECTION CERTIFICATE

Reference is made to the Credit Agreement dated as of December 20, 2016 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Casa Systems, Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement) from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent and an L/C Issuer, and the other agents and parties party thereto. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Security Agreement referred to therein, as applicable.

The undersigned, a Responsible Officer of the Borrower, in his/her capacity as an officer of the Borrower and not in his/her individual capacity, hereby certifies to the Administrative Agent and each other Secured Party as follows:

1. Names. (a) The exact legal name of each Loan Party, as such name appears in its respective certificate or articles of incorporation or formation, is as follows:

Loan Party

(b) Set forth below is each other legal name each Loan Party has had in the past five years, together with the date of the relevant change:

Loan Party	Prior Name	Date of Change

(c) Except as set forth in Schedule 1 hereto, to the Borrower’s knowledge, no Loan Party has changed its identity or corporate structure within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation to the extent such information is available to the Borrower.

(d) To the Borrower’s knowledge, the following is a list of all other names (including trade names or similar appellations) used by each Loan Party or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

(e) Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Loan Party that is a registered organization:

Loan Party	Organizational Identification Number

(f) Set forth below is the Federal Taxpayer Identification Number, if any, of each Loan Party:

Loan Party	Federal Taxpayer Identification Number

2. Current Locations. (a) The chief executive office of each Loan Party is located at the address set forth opposite its name below:

Loan Party	Mailing Address	County	State

(b) The jurisdiction of formation of each Loan Party that is a registered organization is set forth opposite its name below:

Loan Party	Jurisdiction

(c) Set forth below is a list of all Material Real Property owned by each Loan Party:

3. Schedule of Filings. Attached hereto as Schedule 3 is a schedule setting forth the proper UCC filing office in the jurisdiction in which each Loan Party is located and, to the extent any of the Collateral is comprised of fixtures attached to Material Real Property, in the proper local jurisdiction, in each case as set forth with respect to such Loan Party in Section 2 hereof.

4. Stock Ownership and other Equity Interests. Attached hereto as Schedule 4 is a true and correct list of all the issued and outstanding Equity Interests of the Borrower and each Subsidiary and the record and beneficial owners of such Equity Interests.

5. Debt Instruments. Attached hereto as Schedule 5 is a true and correct list of all promissory notes and other evidence of Indebtedness held by the Borrower and each other Loan Party having a principal amount in excess of $5,000,000 that are required to be pledged under the Security Agreement, including all intercompany notes between Loan Parties.

6. Mortgage Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to each Material Real Property, (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current mortgagor/grantor of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

7. Intellectual Property. (a) Attached hereto as Schedule 7(a) as prepared for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Loan Party’s: (i) Patents and Patent Applications, including the name of the registered owner, type, registration or application number and the expiration date (if already registered) of each Patent and Patent Application owned by any Loan Party; and (ii) Trademarks and Trademark Applications, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each Trademark and Trademark Application owned by any Loan Party.

(b) Attached hereto as Schedule 7(b) as prepared for filing with the United States Copyright Office is a schedule setting forth all of each Loan Party’s Copyrights and Copyright Applications, including the name of the registered owner, title, the registration number or application number and the publication year (if already registered) of each Copyright and Copyright Application owned by any Loan Party.

8. Commercial Tort Claims. Set forth as Schedule 8 is a schedule setting forth all commercial tort claims equal to or in excess of $5,000,000 held by any Loan Party, including a brief description thereof.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on the date first set forth above.

CASA SYSTEMS, INC.

By:
Name:
Title:

SCHEDULE 1

TO PERFECTION CERTIFICATE

Changes in Corporate Identity/Structure

Loan Party	Action	Date of Action	Jurisdiction of Incorporation or Organization	Pre-Conversion/Pre- Merger Names

SCHEDULE 3

TO PERFECTION CERTIFICATE

Schedule of Filings

Loan Party	Filing Office

SCHEDULE 4

TO PERFECTION CERTIFICATE

Stock Ownership and other Equity Interests

Issuer	Jurisdiction of Organization	Owner of Outstanding Equity Interests	Percentage of Outstanding Equity Interests Held, Directly or Indirectly, by the Owner	% of Total Issued Interests Pledged

SCHEDULE 5

TO PERFECTION CERTIFICATE

Debt Instruments

SCHEDULE 6

TO PERFECTION CERTIFICATE

Mortgage Filings

SCHEDULE 7(a)

TO PERFECTION CERTIFICATE

Intellectual Property – Patents and Trademarks

UNITED STATES PATENTS AND APPLICATIONS:

Registrations:

Owner	Registration Number	Description

Applications:

Owner	Application Number	Description

UNITED STATES TRADEMARKS AND APPLICATIONS:

Owner	Registration/Application Number	Trademark	Registration/Application Date	Expiration Date

SCHEDULE 7(b)

TO PERFECTION CERTIFICATE

Intellectual Property – Copyrights

UNITED STATES COPYRIGHTS AND APPLICATIONS:

Owner	Title	Registration/Application Number	Registration/Application Date	Publication Year

SCHEDULE 8

TO PERFECTION CERTIFICATE

Commercial Tort Claims